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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 19, 1998 appearing on page F-2 of Plains Resources Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                 /s/ PricewaterhouseCoopers LLP
                                 ---------------------------------------

PricewaterhouseCoopers LLP

Houston, Texas
October 12, 1998